                                                                    Exhibit 10.2

                               ESCROW AGREEMENT
                               ------ ---------


     This ESCROW AGREEMENT, dated as of March 12, 1998, is among (i) KFI Holding Corporation, a Delaware corporation ("Holding"), (ii) Timothy Murray, in his capacity as attorney-in-fact under various Powers of Attorney for certain stockholders of AGI Incorporated, a corporation organized under the laws of the State of Illinois ("AGI"), party to such Power of Attorney (collectively, the "Individual Blair Stockholders"), (iii) the Stockholders of AGI referred to on the signature pages hereto as the "Other Escrowed Stockholders", and together with the Individual Blair Stockholders, being referred to herein as the "Escrowed Stockholders", and (iv) First Trust National Association, as the escrow agent (the "Escrow Agent"). All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Merger Agreement (as defined below).

     WHEREAS, Holding, AGI and certain other parties have entered into an Agreement and Plan of Merger, dated as of February 19, 1998 (the "Merger Agreement"), pursuant to which Holding has agreed to purchase the Converted Shares of AGI for the purchase price specified in Section 1.3(a) of the Merger Agreement (the "Purchase Price");

     WHEREAS, pursuant to the Merger Agreement, Holding has agreed to deposit the $812,622 in escrow with the Escrow Agent to be held and distributed by the Escrow Agent on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth in this Agreement, the parties hereto hereby agree as follows:

     1. DEPOSIT OF ESCROWED FUNDS. Holding hereby deposits with the Escrow Agent, and the Escrow Agent hereby acknowledges receipt of, the sum of $812,622 (the "Escrow Amount") as security for the payment of claims of indemnification, if any, made against the Escrowed Stockholders, subject to the terms, conditions, limitations and qualifications set forth in Article 8 of the Merger Agreement. The Escrow Amount, together with any interest earned thereon from any investment thereof hereunder, is hereinafter referred to as the "Escrowed Funds".

     2. INVESTMENT OF ESCROWED FUNDS. Until the release of the Escrowed Funds pursuant to Section 3 hereof, the Escrow Agent shall, at the written direction of Holding and the Escrowed Stockholders, invest and reinvest the Escrowed Funds solely in (a) marketable obligations of, or obligations guaranteed by, the United States of America, (b) U.S. Money Market Funds (as defined below), (c) deposits in any interest-bearing account with a commercial bank or trust company having capital surplus of at least $100,000,000 and having at least an "A" rating or better from Standard & Poor's, and/or (d) other investments mutually agreed upon by Holding and the Escrowed Stockholders. The initial written direction of the Escrowed Stockholders and Holding is attached hereto as Schedule 1. In the event that Holding and the Escrowed Stockholders do not give written directions to the Escrow Agent in a timely manner, the Escrow Agent shall invest and reinvest the Escrowed Funds in U.S. Money Market Funds offered by the Escrow Agent or its affiliates. The Escrow Agent shall not have any liability to the Escrowed Stockholders or Holding arising, directly or indirectly, from any investment made pursuant to this
Section 2. As used herein, the term "U.S. Money Market Funds" means interests in any open-end or closed-end management type investment company or investment trust registered under the Investment Company Act of 1940 (as from time to time amended, the "Investment Company Act"), the portfolio of which is limited to obligations of, or obligations guaranteed by, the United States or any agency thereof ("Federal Obligations") and to agreements to repurchase Federal Obligations that are at least 100% collateralized by Federal Obligations marked to market on a daily basis, including those offered by the Escrow Agent or its affiliates.

     3.   RELEASE OF ESCROWED FUNDS.

     (a) Subject to paragraphs (b) and (c) below, on the first anniversary of the Closing (the "Distribution Date"), the Escrow Agent shall distribute the remaining Escrowed Funds to each of the Escrowed Stockholders, pro rata in accordance with the percentage set forth opposite such Escrowed Stockholder's name on Exhibit A hereto, unless on the Distribution Date there is outstanding any unresolved AGI Indemnified Claim (sometimes called a "Claim" or "Claims") asserted pursuant to Article 8 of the Merger Agreement which has been previously notified to the Escrow Agent in accordance with paragraph (b) below, in which case the Escrow Agent shall retain in the Escrow Account, and subject to all of the terms and provisions of this Agreement, an amount of the Escrowed Funds equal to the amount of all such unresolved Claims.

     (b)  From time to time prior to the Distribution Date, in accordance with
Article 8 of the Merger Agreement, Holding may deliver to the Escrow Agent a written notice (a "Claim Notice") requesting distribution to Holding of a specified amount of the Escrowed Funds in full or partial payment of the indemnification obligations of the Escrowed Stockholders to the Holding Indemnitees related to or arising directly or indirectly out of or in connection with any AGI Indemnified Claims which have been asserted pursuant to the terms of Article 8 of the Merger Agreement, along with (a) a delivery receipt or other appropriate proof of actual delivery to the Escrowed Stockholder Representative of a copy of such Claim Notice and (b) a certificate, in the form of Exhibit B attached hereto and made a part hereof, signed by Holding evidencing that Holding has asserted a demand against the Non-Escrowed Stockholders relating to such AGI Indemnified Claim as required in accordance with Article 8 of the Merger Agreement (it being agreed that the Escrowed Stockholder Representative shall receive a copy of such certificate and proof of delivery). If the Escrow Agent is not in actual receipt of a written objection from the Escrowed Stockholder Representative to such Claim Notice within 35 days following the date of the Escrow Agent's actual receipt of such Claim Notice (or if the 35th day is not a business day, then on the first business day after the 35th day (such later date being called the "Final Receipt Date")), then on the first business day following the Final Receipt Date, the Escrow Agent shall pay to Holding the amount of the Escrowed Funds specified in the Claim Notice.

     (c) If the Escrow Agent is in actual receipt of a written objection from the Escrowed Stockholder Representative to a Claim Notice on or prior to the Final Receipt Date, the Escrow Agent shall not distribute to Holding any amount which Holding has requested for distribution pursuant to its Claim Notice (unless the Escrowed Stockholder Representative's objection specifically authorizes distribution of a portion of such amount, in which case the Escrow Agent may distribute to Holding such authorized portion), and the Escrow Agent shall be prohibited from making any distributions of the amount requested by Holding until the Escrow Agent shall have received either (i) non-conflicting written instructions from the Escrowed Stockholder Representative and Holding as to the disposition of the portion of the Escrowed Funds in question, or (ii) an order of an arbitrator or court having jurisdiction over the matter which is final and not subject to further court proceedings or appeal along with a certificate from either counsel to the Escrowed Stockholders or counsel to Holding that such order is final. Upon receipt of any such written instructions or order, the Escrow Agent shall distribute such Escrowed Funds in accordance therewith. If the Escrowed Stockholder Representative's objection to payment of a Claim shall prevent timely payment to Holding of any amount which is ultimately determined to be distributable to Holding in satisfaction of such Claim, Holding shall be entitled to all interest which shall have accrued on such amount by its investment hereunder from and after the Final Receipt Date until distribution of such amount to Holding in payment thereof, and the determination by the Escrow Agent of such interest amount to which Holding is entitled shall be binding upon both the Escrowed Stockholders and Holding.

     (d) If necessary to satisfy any distributions under this Agreement or the Escrow Agent's fees and expenses, the Escrow Agent may sell or liquidate, in its sole discretion, any one or more investments prior to maturity and the Escrow Agent shall not be liable to Holding or to the Escrowed Stockholders for any loss or penalties resulting from or relating to such sale or liquidation, however, Holding and the Escrowed Stockholders may extend any payment period in this Section 3 in order to avoid any loss of income or principal from a premature liquidation of an escrow investment.

     (e) All releases of Escrowed Funds shall be made by wire transfer, or by delivery to the appropriate party at the address and in the manner set forth for such party in Section 7 hereof of a bank check in the amount of such release, or in such other manner as may be agreed to between the appropriate party and the Escrow Agent.

     4. RESPONSIBILITY OF ESCROW AGENT. The Escrow Agent shall not be responsible for the genuineness of any signature or document presented to it pursuant to this Agreement and may rely conclusively upon and shall be protected in acting upon any judicial order or decree, certificate, notice, request, consent, statement, instruction or other instrument believed by it in good faith to be genuine or to be signed or presented by the proper person hereunder, or duly authorized by such person or properly made. Notwithstanding anything to the contrary in this Agreement, prior to taking any action hereunder, the Escrow Agent may, if in doubt regarding its duties and obligations, seek instructions from Holding and the Escrowed Stockholders, and if such instructions are in conflict, the Escrow Agent may seek instructions or other relief (including but not limited to interpleader) from a court of competent jurisdiction, and further may request such evidence, documents, certificates or opinions as it may deem appropriate. The Escrow Agent shall be entitled to retain counsel both to advise it and in connection with any court action, and such counsel's reasonable attorneys' fees shall be charged to Holding. The Escrow Agent shall be entitled to act in reliance upon the advice of counsel in all matters pertaining to this Agreement, and shall not be liable for any action taken or omitted by it in good faith in accordance with such advice. The Escrow Agent shall not be responsible for any of the agreements contained herein or in the Merger Agreement except the performance of its duties as expressly set forth herein. The duties and obligations of the Escrow Agent hereunder shall be governed solely by the provisions of this Agreement, and the Escrow Agent shall have no duties other than the duties expressly imposed herein and shall not be required to take any action other than in accordance with the terms hereof. The Escrow Agent shall not be bound by any notice of, or demand with respect to, any waiver, modification, amendment, termination, cancellation, rescission or supercession of this Agreement, unless in writing and signed by Holding, the Escrowed Stockholders, and the Escrow Agent. In the event of any controversy or dispute hereunder or with respect to any question as to the construction of this Agreement, or any action to be taken by the Escrow Agent hereunder, the Escrow Agent shall not incur any liability for any action taken or suffered in good faith, its liability hereunder to be limited solely to gross negligence or willful misconduct on its part. Holding and the Escrowed Stockholders jointly and severally agree to indemnify and hold the Escrow Agent harmless, and further to protect and defend the Escrow Agent (with counsel selected by the Escrow Agent) against any losses, liabilities and damages incurred by the Escrow Agent as a consequence of any action taken or omitted to be taken by it in the performance of its obligations hereunder (including, without limitation, the reasonable fees and disbursements of counsel), with the exception of any losses, liabilities and damages arising from the Escrow Agent's gross negligence or willful misconduct. The representations and obligations of the Escrowed Stockholders and Holding to the Escrow Agent in this Agreement shall survive the termination of this Agreement and shall be applicable whether or not First Trust National Association is serving as Escrow Agent.

     5. EXPENSES OF ESCROW AGENT. The escrow fees set forth on Schedule 2 to this Agreement and to the other reasonable costs and expenses of the Escrow Agent incurred in connection with the administration of this Escrow Agreement (including reasonable attorneys' fees and disbursements) shall be paid by Holding on demand made by the Escrow Agent.

     6. ESCROWED STOCKHOLDER REPRESENTATIVE. By the execution and delivery of this Agreement, the Escrowed Stockholders hereby irrevocably constitute and appoint Timothy Murray as the true and lawful agent and attorney-in-fact (the "Escrowed Stockholder Representative") of the Escrowed Stockholders with full power of substitution to act in the name, place and stead of the Escrowed Stockholders with respect to the escrow arrangements contemplated by this Agreement, and to act on behalf of the Escrowed Stockholders in any dispute, claim, litigation or arbitration involving this Agreement, to do or refrain from doing all such further acts and things, and to execute all such documents as the Escrowed Stockholder Representative shall deem necessary or appropriate in connection with the transactions contemplated by this Agreement, including, without limitation, the power:

          (i) to act for the Escrowed Stockholders with regard to matters pertaining to indemnification claims against the Escrowed Stockholders referred to in this Agreement and Article 8 of the Merger Agreement, including the power to compromise any claim on behalf of the Escrowed Stockholders and to transact matters of litigation or arbitration;

          (ii) to execute and deliver all ancillary agreements, certificates and documents that the Escrowed Stockholder Representative deems necessary or appropriate in connection with the transactions contemplated by this Agreement;

          (iii) to receive funds on behalf and give receipts for funds, in each case on behalf of the Escrowed Stockholders;

          (iv) to do or refrain from doing any further act or deed on behalf of the Escrowed Stockholders that the Escrowed Stockholder Representative deems necessary or appropriate in his sole discretion relating to the subject matter of this Agreement, as fully and completely as the Escrowed Stockholders could do if personally present; and

          (v) to receive service of process on behalf of the Escrowed Stockholders in connection with any claims under this Agreement;

and Timothy Murray hereby accepts appointment as the Escrowed Stockholder Representative hereunder.

     If Timothy Murray dies or otherwise becomes incapacitated and unable to serve as Escrowed Stockholder Representative, Richard Block shall serve as the new Escrowed Stockholder Representative. The appointment of the Escrowed Stockholder Representative shall be deemed coupled with an interest and shall be irrevocable, and Holding, the Escrow Agent, and any other person may conclusively and absolutely rely, without inquiry, upon any action of the Escrowed Stockholder Representative in all matters referred to herein.

All payments and notices made or delivered by Holding to the Escrowed Stockholder Representative for the benefit of the Escrowed Stockholders shall discharge in full all liabilities and obligations of Holding to the Escrowed Stockholders with respect thereto. The Escrowed Stockholders hereby confirm all that the Escrowed Stockholder Representative shall do or cause to be done by virtue of his appointment as the Escrowed Stockholder Representative of the Escrowed Stockholders. The Escrowed Stockholder Representative shall act for the Escrowed Stockholders on all of the matters set forth in this Agreement in the manner the Escrowed Stockholder Representative believes to be in the best interest of the Escrowed Stockholders and consistent with the obligations under this Agreement, but the Escrowed Stockholder Representative shall not be responsible to the Escrowed Stockholders for any loss or damages the Escrowed Stockholders may suffer by the performance of his duties under this Agreement, other than loss or damage arising from willful violation of the law or gross negligence in the performance of his or her duties under this Agreement. It is expressly agreed that the Escrowed Stockholder Representative shall not have any liability whatsoever for declining to take any action with respect to any actual or threatened claim for indemnification pursuant to the Merger Agreement.

     7. NOTICES AND COMMUNICATIONS. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or if sent by overnight courier, or if sent by written telecommunication, as follows:

     If to the Escrowed Stockholders:

          Timothy Murray
          Escrowed Stockholders' Representative
          William Blair & Company, L.L.C.
          222 West Adam Street
          Chicago, Illinois 60606
          Telecopier No. (312) 236-5728

          with copies sent at the same time and by the same means to:

          Linda Chaplik Harris, Esq.
          Sonnenschein Nath & Rosenthal
          Suite 8000 Sears Tower
          233 South Wacker Drive
          Chicago, Illinois 60606
          Telecopier No. (312) 876-7934

     If to Holding, to:

          KFI Holding Corporation
          1950 North Ruby Street
          Melrose Park, Illinois  60160-11178
          Attention: Richard Block and David Underwood
          Telecopier No.  (708) 344-9113

          with copies sent at the same time and by the same means to:

          Heritage Partners Management Company, Inc.
          30 Rowes Wharf, Suite 300
          Boston, MA  02110
          Attention:  Michael F. Gilligan, Managing Director
          Telecopier No.  (617) 439-0689

          and to:

          David L. Engel, Esq.
          Bingham Dana LLP
          150 Federal Street
          Boston, Massachusetts  02110
          Telecopier No.  (617) 951-8736

     If to the Escrow Agent, to:

          First Trust National Association
          111 E. Wacker Drive, Suite 3000
          Chicago, Illinois  60611
          Attention:  Escrow Area
          Telecopier No.  (312) 228-9402

or to such other address as such party shall designate by written notice to the other parties hereto. Any such notice shall be effective (a) if delivered personally, when received, (b) if sent by overnight courier, on the next business day, (c) if mailed, five (5) days after being mailed as described above, and (d) if sent by written telecommunication and later confirmed, when dispatched.

     8. TERM; AMENDMENTS; SUCCESSORS. Except as otherwise provided herein, this Agreement shall continue until the date on which all of the Escrowed Funds have been distributed as provided in Section 3 hereof, may be amended only as provided in Section 4 hereof and shall be binding upon and shall inure to the benefit of the parties hereto and its respective successors and assigns.

     9. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. In making proof of this Agreement it shall be necessary to produce or account for only one such counterpart signed by or on behalf of the party sought to be charged herewith.

     10. SUCCESSOR ESCROW AGENT. The Escrow Agent may resign on thirty (30) days prior written notice to Holding and the Escrowed Stockholder Representative. Upon receipt of notice of the resignation of the Escrow Agent or upon any vacancy created by the death or incapacity of the Escrow Agent or for any other reason, Holding and the Escrowed Stockholder Representative shall appoint a successor escrow agent(s) or otherwise provide for the disposition of funds held by the Escrow Agent by notice in writing to the Escrow Agent. The Escrow Agent shall pay over the Escrowed Funds as provided in said notice.

     11. ENTIRE AGREEMENT. This Agreement, except with respect to Holding and the Escrowed Stockholders, contains the entire agreement and understanding of the parties with respect to the transactions contemplated hereby. No prior agreement, either written or oral, shall be construed to change, amend, alter, repeal or invalidate this Agreement.

     12. REPRESENTATIONS OF HOLDING AND THE ESCROWED STOCKHOLDER REPRESENTATIVE. Each of Holding and the Escrowed Stockholder Representative represents and warrants to the Escrow Agent that it has the power and authority to enter into this Agreement and to carry out its obligations hereunder, that it has duly authorized, executed and delivered this Agreement, and this Agreement is its valid and binding obligation.

     13. GOVERNING LAW. The validity, enforceability and construction of this Agreement shall be governed by the laws of the State of Illinois (without giving effect to principles of conflicts of laws).

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as an instrument under seal as of the day and year first written above.


                                       KFI HOLDING CORPORATION



                                       By: /s/ Michael F. Gilligan
                                          ----------------------------
                                          Name: Michael F. Gilligan
                                          Title:


                                       ESCROW AGENT:
                                       ------------

                                       FIRST TRUST NATIONAL ASSOCIATION,
                                       as Escrow Agent


                                       By: /s/ Frank S. Garaglino
                                          ----------------------------
                                          Name: Frank S. Garaglino
                                          Title: Vice President


                                       ESCROWED STOCKHOLDER
                                       ---------------------
                                       REPRESENTATIVE:
                                       --------------


                                       /s/ Timonthy M. Murray
                                       -----------------------------------------
                                       Timothy Murray, attorney-in-fact under
                                       power of attorney dated _______ ___, 1998


                                       OTHER ESCROWED
                                       --------------
                                       STOCKHOLDERS:
                                       ------------


                                       /s/ Zenas Block
                                       -----------------------------------------
                                       Zenas Block

                                       /s/ John Maranov
                                       ----------------------------------------
                                       John Maranov


                                       /s/ Robert B. Bartels, Trustee
                                       ----------------------------------------
                                       Robert B. Bartels, under Declaration of
                                       Trust dated 5/17/91


                                       /s/ W. James Truettner, Jr., Trustee
                                       ----------------------------------------
                                       W. James Truettner, Jr.
                                       under Trust Agreement, dated 10/25/85
                                       and restated 2/15/89


                                       /s/ David Horowitz
                                       ----------------------------------------
                                       David Horowitz

                                   Exhibit A
                                   ------- -

                             Escrowed Stockholders
                             -------- ------------

James J. Arado
Robert B. Bartels Declaration of Trust dated 5/17/91
Zenas Block
Bowen Blair
Harvery H. Bundy, III
E. David Coolidge, III
Henry De Vogue
F. Conrad Fischer
Robert C. Fix
Richard D. Gottfred
John K. Greene
Edward M. Hoban
David Horowitz
Edgar D. Janotta
Richard P. Kiphart
James W. Mabie
John Maranov
James D. McKinney
James M. McMullen
Timothy Murray
Thomas P. Owen
Ronald L. Strauss
W. James Truettner, Jr. Trust Agreement dated 10/21/85 and restated 2/15/89 Larry E. Zent

                                   Exhibit B
                                   ---------

                              HOLDING CERTIFICATE
                              -------------------

     The undersigned, the duly elected and qualified __________ [officer] of KFI Holding Corporation ("Holding"), hereby certifies as follows:

     1. Holding, or a Holding Indemnified Party, is entitled to indemnity pursuant to Article 8 of the Merger Agreement. The basis of such AGI Indemnified Claim is as follows:

                               [Describe Claim]

The amount of such Claim is $____________. The Escrowed Stockholders' aggregate pro rata share of such Claim is ____% of $____________, or $____________.

     2. Holding has complied with all of the terms of Article 8 of the Merger Agreement in asserting such Claim. Without limiting the foregoing:

     (a) Holding has provided actual notice of such Claim to the Escrowed Stockholder Representative in the following manner [specify], all pursuant to Section 7 of the Escrow Agreement referred to below. [Proof of delivery is enclosed] or [Delivery of notice was made personally.]

     (b) Holding has made demand for such Claim to each of the Non-Escrowed Stockholders as required by Article 8 of the Merger Agreement, and the Non-Escrowed Stockholders have received effective notice thereof pursuant to and within the meaning of Section 12.5 of the Merger Agreement. Proof of delivery of such notice (other than in the case of personal delivery) has been sent to the Escrowed Stockholder Representative.

     3. All capitalized terms used and not defined herein have the meanings ascribed to them in that certain Escrow Agreement, dated ____________, 1998, to which Holding and Timothy Murray, as Escrowed Stockholder Representative, among others, are parties.

                                       KFI HOLDING CORPORATION


                                       By:
                                          --------------------------
                                          Its
                                             -----------------------

                        Schedule 1 to Escrow Agreement
                        ------------------------------

                        INITIAL INVESTMENT INSTRUCTIONS
                        ------- ---------- ------------

                        Schedule 2 to Escrow Agreement
                        -------- - -- ------ ---------

                              ESCROW AGENT'S FEES
                              ------ ------- ----